UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019

Atreca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38935	27-3723255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Saginaw Drive Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 595-2595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement

Temporary Lease

On July 17, 2019, Atreca, Inc. (the “Company”) entered into a Lease Agreement (the “Temporary Lease”) between the Company and ARE-EAST JAMIE COURT, LLC (the “Temporary Landlord”) for the lease of approximately 74,788 rentable square feet of office space located at 450 East Jamie Court, South San Francisco, California (the “Jamie Court Property”). The Jamie Court Property is intended to serve as the Company’s temporary headquarters, office and laboratory space, replacing its existing office space at 500 Saginaw Drive, Redwood City, California, while the Company’s permanent headquarters, office and laboratory space is under construction.

The term of the Temporary Lease will commence on the date that the Temporary Landlord delivers the premises of the Jamie Court Property to the Company and is targeted for August 1, 2019, and will end on the earliest of (1) 90 days following the substantial completion of certain tenant improvements and construction on the San Carlos Property (as defined below), (2) 90 days following notice from the Temporary Landlord to the Company in the event that certain tenant improvements on the San Carlos Property have not been substantially completed prior to the Rent Commencement Date (as defined below) for any reason other than delays caused by the 835 Industrial Landlord (as defined below), and (3) 90 days following the termination of the 835 Industrial Lease (as defined below) if the 835 Industrial Lease terminates prior to the Rent Commencement Date. The “Rent Commencement Date” is the earlier of (1) 10.5 months following the date that the 835 Industrial Landlord delivers the premises of the San Carlos Property to the Company to begin certain tenant improvements thereto and (2) the date that certain tenant improvements on the San Carlos Property are substantially completed.

The Company’s base rent for the Temporary Lease is $280,455.00 per month, with annual increases of 3% multiplied by the base rent payable of the preceding year. In addition, the Company is responsible for 100% of the operating expenses for the Jamie Court Property (and 45.79% of the project operating expenses) as set forth in the Temporary Lease.

The Temporary Lease also contains customary provisions allowing the Temporary Landlord to terminate the Temporary Lease if the Company fails to remedy a breach of certain of its obligations as set forth in the Temporary Lease within specified time periods, or upon bankruptcy or insolvency of the Company.

Permanent Lease

On July 17, 2019 and concurrently with the execution and delivery of the Temporary Lease, the Company entered into a Lease Agreement (the “835 Industrial Lease”) between the Company and ARE-SAN FRANCISCO NO. 63, LLC (the “835 Industrial Landlord”) for the lease of approximately 99,557 rentable square feet of office space located at 835 Industrial Road, San Carlos, California (the “San Carlos Property”). The San Carlos Property is intended to serve as the Company’s permanent headquarters, office and laboratory space following the completion of construction on the San Carlos Property.

The term of the 835 Industrial Lease will commence on the date that the 835 Industrial Landlord delivers the premises of the San Carlos Property to the Company for construction of certain tenant improvements and is targeted for August 1, 2020, and will end on the date that is 144 months from the first day of the first full month after the Rent Commencement Date. The Company has the right to extend the term of the 835 Industrial Lease once for five years on substantially the same terms and conditions of the 835 Industrial Lease, subject to market-rate adjustment of the Base Rent pursuant to the terms of the 835 Industrial Lease, by giving the 835 Industrial Landlord written notice at least 9 months but not more than 15 months prior to the expiration of the initial term of the 835 Industrial Lease.

The Company’s base rent for the 835 Industrial Lease is $557,519.20 per month, with annual increases of 3% multiplied by the base rent payable of the preceding year. In addition, the Company is responsible for certain operating expenses as set forth in the 835 Industrial Lease. The Company is also obligated to provide a security deposit of $1,115,038.40.

The first time after the 835 Industrial Landlord leases the leasable space located on the second floor of the building at the San Carlos Property (the “ROFR Space”) to another third party that the 835 Industrial Landlord intends to accept another bona fide written proposal to lease the ROFR Space (the “Intended Lease”), the 835 Industrial Landlord shall deliver notice to the Company of the Intended Lease, and the Company shall have a one-time right of first refusal to elect to lease the ROFR Space on the same general terms and conditions of the 835 Industrial Lease, as modified to reflect the terms and conditions of the Intended Lease.

The 835 Industrial Lease also contains customary provisions allowing the 835 Industrial Landlord to terminate the 835 Industrial Lease if the Company fails to remedy a breach of certain of its obligations as set forth in the 835 Industrial Lease within specified time periods, or upon bankruptcy or insolvency of the Company.

The foregoing descriptions of the Temporary Lease and the 835 Industrial Lease are only summaries and are qualified in their entirety by reference to the complete terms and conditions of the Temporary Lease and the 835 Industrial Lease, which are attached as Exhibits 10.18 and 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.18	Lease Agreement dated July 17, 2019, between the Company and ARE-EAST JAMIE COURT, LLC

10.19	Lease Agreement dated July 17, 2019, between the Company and ARE-SAN FRANCISCO NO. 63, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atreca, Inc.

Dated: July 23, 2019	By:	/s/ Herbert Cross
Herbert Cross
Chief Financial Officer